EXHIBIT 99.2

ALMONDS KISSES LIMITED

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD ENDED NOVEMBER 30, 2012 (UNAUDITED)

ALMONDS KISSES LIMITED

ALMONDS KISSES LIMITED
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN US DOLLARS)

	November 30, 2012	August 31, 2012
	(Unaudited)
Assets

Current assets
Cash	$171,819	$129,001
Prepaid expenses	36,290	18,518
Advance to stockholders	1,812,049	241,036
Total current assets	2,020,158	388,555

Non-current assets
Property and equipment, net	95,183	93,350
Equity-method investment	376,982	379,693
Intangible assets	929,595	974,359
Utility and other deposits	35,022	36,299
Total non-current assets	1,436,782	1,483,701

Total assets	$3,456,940	$1,872,256

Liabilities and stockholders' equity

Current liabilities
Assets held under capital lease	$12,242	$9,615
Accrued liabilities	111,865	25,937
Bank overdrafts and loans - current portion	1,231,796	919,392
Total current liabilities	1,355,903	954,944

Non-current liabilities
Bank loans - net of current portion	2,788,021	1,605,593
Assets held under capital lease, net of current portion	-	4,984
Total non-current liabilities	2,788,021	1,610,577

Total liabilities	4,143,924	2,565,521

Commitments and contingencies Stockholders' equity
Common stock,
Common stock, 50,000 shares authorized with US$1.00 par value;
50,000 and 50,000 shares issued,
50,000 and 50,000 shares outstanding as of
November 30, 2012 and August 31, 2012, respectively	50,000	50,000
Subscription receivable	(50,000)	(50,000)
Accumulated deficit	(567,754)	(579,757)
Accumulated other comprehensive (loss)/income	(20)	31
Total Almonds Kisses stockholders' equity	(567,774)	(579,726)

Non-controlling interest	(119,210)	(113,539)

Total liabilities and stockholders' equity	$3,456,940	$1,872,256

Approved and authorized for issue by the Board of Directors on February 25, 2013.

_________________________________
Director
See notes to condensed consolidated financial statements. (Unaudited)

ALMONDS KISSES LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(IN US DOLLARS)

	For the Three Months Ended November 30,
	2012	2011

Revenue	$609,599	$183,562

Less: Operating expenses:
Direct cost of revenue	(363,431)	(79,996)
General and administrative expenses	(210,409)	(132,089)
Total operating expenses	(573,840)	(212,085)

Operating income/(loss)	35,759	(28,523)

Other expense:
Interest expenses	(29,427)	(1,376)

Profit/(loss) before income taxes	6,332	(29,899)

Less: Income tax expense	-	-

Net profit/(loss) before allocation of non-controlling interest	$6,332	$(29,899)

Net loss attributable to non-controlling interest	5,671	5,671

Net income/(loss) attributable to common stockholders	$12,003	$(24,228)

Earnings/(Loss) per share
- Basic and diluted	$0.24	$(0.48)

Weighted average common shares outstanding
- Basic and diluted	50,000	50,000

See notes to condensed consolidated financial statements. (Unaudited)

ALMONDS KISSES LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)
( IN US DOLLARS)

	For the Three Months Ended November 30,
	2012	2011

Net income/(loss)	$6,332	$(29,899)

Other comprehensive (expense)/income
Foreign currency translation adjustment	(51)	1

Comprehensive income/(loss)	6,281	(29,898)

Add: Comprehensive loss attributable to non-controlling interests	5,671	5,670

Comprehensive income/(loss) attributable to Almonds Kisses	$11,952	$(24,228)

See notes to condensed consolidated financial statements. (Unaudited)

ALMONDS KISSES LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (UNAUDITED)
(IN US DOLLARS)

	Common Stock, with US$1.00 Par Value			Accumulated Other
	Number of		Subscription	Comprehensive	Accumulated	Non-controlling	Total
	Shares	Amount	receivable	(loss)/income	Losses	Interest	Equity

Balance as of August 31, 2012	50,000	$50,000	$(50,000)	$31	$(579,757)	$(113,539)	$(693,265)
Net profit/(loss)	-	-	-	-	12,003	(5,671)	6,332
Foreign translation gain	-	-	-	(51)	-	-	(51)
Balance as of November 30, 2012	-	$-	$-	$(20)	$ (567,754)	$ (119,210)	$(686,984)

See notes to condensed consolidated financial statements. (Unaudited)

ALMONDS KISSES LIMITED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(IN US DOLLARS)

	For the Three Months Ended November 30,
	2012	2011
Cash flows from operating activities:
Net income/(loss)	$12,003	$(24,228)
Add: Net loss attributable to non-controlling interest	(5,671)	(5,671)
	6,332	(29,899)
Adjustments to reconcile net income/(loss) to net
cash provided by operating activities:
Depreciation of property and equipment	6,285	255
Amortization of intangible assets	44,875	44,875
Net loss in equity-method investment	2,712	2,712

Changes in assets and liabilities:
Utility and other deposits	1,283	8,979
Prepaid expenses	(17,768)	-
Accrued liabilities	85,918	3,940
Net cash from provided by operating activities	129,637	30,862

Cash flows from investing activities:
Cash paid for property and equipment	(8,118)	(458)

Net cash used in investing activities	(8,118)	(458)

Cash flows from financing activities:
Advance to stockholders	(1,570,702)	(23,879)
Proceeds from bank loans and bank overdraft	1,535,411	-
Repayment of bank loans	(41,017)	-
Repayment of capital lease	(2,360)	-
Net cash used in financing activities	(78,668)	(23,879)

Net increase in cash	42,851	6,525

Effect on change of exchange rates on cash	(33)	(26)

Cash as of Beginning of period	129,001	10,907

Cash as of End of period	$171,819	$17,406

Supplemental disclosures of cash flow information:

Cash paid during the period for:
Bank loan interest paid	$29,260	$1,376
Capital lease interest	$167	$-
Income tax paid	$-	$-

See notes to condensed consolidated financial statements.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

1.	Description of business and organization

Nature of operations
Almonds Kisses Limited ("Almonds" or “the Company”) is a holding company and, through its subsidiaries and group company, primarily engage in providing accounting, taxation, company secretarial and consultancy services. The Company together with its subsidiaries and its equity-method investment, are collectively referred to as the “Group”.

Reorganization
The Company was incorporated on March 1, 2011 as a limited liability company in British Virgin Island. ADGS Advisory Limited (“ADGS) and its subsidiary and equity-method investment, were limited companies incorporated in Hong Kong had been wholly owned by the same group of shareholders until being acquired by Almonds pursuant to a reorganization (“Reorganization”) to prepare for the listing of the Company’s shares on a stock exchange. ADGS Tax Advisory Limited (“ADGS Tax”) provided the same type of services prior to the establishment of ADGS. ADGS Tax became a dormant holding company after ADGS incorporated.

Details of the Company’s subsidiary and equity-method investment which are included in these consolidated financial statements are as follows:

Subsidiary’s name	Place and date of incorporation	Percentage of ownership by the Company	Principal activities

ADGS Advisory Limited “ADGS”	Hong Kong, People's Republic of China (“PRC”) April 28, 2011	100%	Engage in providing accounting, taxation, company secretarial, and consultancy services.

ADGS Tax Advisory Limited “ADGS Tax”	Hong Kong, PRC March 17, 2003	80% (through ADGS)	Holding company

Dynamic Golden Limited “Dynamic”	Hong Kong, PRC April 16, 2004	30% (through ADGS Tax)	Property holding company

The Company also operates branches in Shenzhen, PRC and Bangkok, Thailand, The branches are set up to attract potential clients to go to Hong Kong and establish companies. A full range of services could be provided to these clients.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies

Basis of presentation

The accompanying unaudited condensed consolidated financial statements and related notes have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP) for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they may not include all of the information and footnotes required by GAAP for complete consolidated financial statements. All adjustments that are, in the opinion of management, of a normal recurring nature and are necessary for a fair presentation of the consolidated financial statements have been included. The results of operation for the three months ended November 30, 2012, are not necessarily indicative of the results that may be expected for the entire fiscal year or any other interim period.

The preparation of the condensed consolidated financial statements in accordance with US GAAP requires management of the Company to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and  expenses during the reporting year. Significant items subject to such estimates and assumptions include the recoverability of the carrying amount and the estimated useful lives of long-lived assets; valuation allowances for receivables, realizable values for inventories. Actual results could differ from those estimates.

The condensed consolidated financial statements include all accounts of the Company and its subsidiary as disclosed in note 1. All material inter-company balances and transactions have been eliminated.

As both the Company and its subsidiaries, ADGS and ADGS Tax are under common control, the financial statements of the Company have been presented as if the receipt of assets and liabilities of the subsidiaries at their net carrying amount been entered into as of March 1, 2011 in accordance with ASC 805-50-15-6. Accordingly, financial information related to periods prior to the assets and liabilities are that of the Company’s operating subsidiaries.

The accompanying financial statements are presented on a going concern basis. At November 30, 2012, the Company had a working capital deficit of $1,147,794 and net liabilities of $680,984. The Company started to generate a net profit of $6,332 during the first three months period ended November 30, 2012 (a net loss of $29,899 for the three months period ended November 30, 2011). These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company's continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Management plans to continue its efforts to raise funds through debt or equity in the near future to sustain its operations.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies (…/Cont’d)

Foreign currency translation

The Group uses United States dollars (“U.S. Dollar” or “US$” or “$”) for financial reporting purposes. The subsidiary within the Company maintain its books and records in their respective functional currency, Hong Kong dollars (“HK$”), being the lawful currency in Hong Kong, respectively. Assets and liabilities of the subsidiary are translated from H.K. Dollars into U.S. Dollars using the applicable exchange rates prevailing at the balance sheet date. Items on the statements of income and comprehensive income and cash flows are translated at average exchange rates during the reporting period. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the Company’s financial statements are recorded as accumulated other comprehensive income included in the stockholders’ equity section of the balance sheets. The exchange rates used to translate amounts in HKD into U.S. Dollars for the purposes of preparing the consolidated financial statements are as follows:

	November 30, 2012	August 31, 2012
(Unaudited)

Balance sheet items, except for equity accounts	HK$7.800=$1	HK$7.800=$1

	November 30, 2012	November 30, 2011
(Unaudited)

Items in statements of income and cash flows for the three months ended	HK$7.7994=$1	HK$7.7995=$1

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists, the related services are provided and when the collection is probable, the price is fixed or determinable and collectability is reasonably assured. The Group generates its revenues from providing professional services under fixed-fee billing arrangements.

In fixed-fee billing arrangements, the Group agrees to a pre-established fee in exchange for a pre-determined set of professional services. Generally, the client agrees to pay a fixed-fee every month over the specified contract term. These contracts are for varying periods and generally permit the client to cancel the contract before the end of the term.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies (…/Cont’d)

Direct cost of revenue

Direct cost of revenues consists primarily of billable employee compensation and related payroll benefits, the cost of consultants assigned to revenue generating activities and direct expenses billable to clients. Direct cost of revenues does not include an allocation of overhead costs.

Cash

Cash represents cash in banks and cash on hand.

The Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Substantially all of the cash deposits of the Group are held with financial institutions located in the Hong Kong, PRC. Management believes these financial institutions are of high credit quality. The group held no cash equivalents at August 31, 2012 or November 30, 2012.

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation. Maintenance, repairs and minor renewals are expensed as incurred; major renewals and improvements that extend the lives or increase the capacity of plant assets are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets after taking into account their respective estimated residual value.

The estimated useful lives of the assets are as follows:

Estimated Life
Leasehold improvement	5 years
Furniture and fixtures	5 years
Office equipment	5 years
Motor vehicles	5 years

Equity-method investment

Affiliated companies, in which the Company has significant influence, but not control, are accounted for equity-method investment. Equity-method investment adjustments include the Company’s proportionate share of investee income or loss, gains or losses resulting from investee capital transactions, adjustments to recognize certain differences between the Company’s carrying value and the Company’s equity in net assets of the investee at the date of investment, impairments, and other adjustments required by the equity method. Gain or losses are realized when such investments are sold.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies (…/Cont’d)

Non-controlling interest

Non-controlling interests represents the 20% interest in ADGS TAX not owned by Almonds.

Purchased intangible assets and goodwill

The Group assesses the useful lives and possible impairment of existing recognized intangible assets when an event occurs that may trigger such a review. Factors considered important which could trigger a review include:

- significant underperformance relative to historical or projected future operating results;
- significant changes in the manner of use of the acquired assets or the strategy for our overall business;
- identification of other impaired assets within a reporting unit;
- disposition of a significant portion of an operating segment;
- significant negative industry or economic trends;

The intangible assets are amortized using the straight line method over a period of 10 years.

Assets under capital lease

Assets held under capital leases are recorded at the lower of the net present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease. The interest element of the finance cost is charged to the statement of comprehensive income over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. Depreciation expense is computed using the straight-line method over the shorter of the estimated useful lives of the assets or the period of the related lease.

Comprehensive income

Comprehensive income includes net income and also considers the effect of other changes to stockholders' equity that are not included in the determination of net income, but rather are reported as a separate component of stockholders' equity. The Group reports foreign currency translation adjustments and unrealized gains and losses on investments (those which are considered temporary) as components of comprehensive income.

Earnings per share

Basic earnings per share is computed on the basis of the weighted-average number of shares of the Company’s common stock outstanding during the fiscal years. Diluted earnings per share is computed on the basis of the weighted-average number of shares of the common stock plus any effect of dilutive potential common shares outstanding during the period using the if-converted method.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies (…/Cont’d)

Income taxes

The Group accounts for income taxes under FASB ASC Topic 740 "Income Taxes". Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Group records uncertain tax positions when it is more likely than not that the tax positions will not be sustained.

The Group recognizes interest and penalty related to income tax matters as income tax expense. As of November 30, 2012 and August 31, 2012, there was no penalty or interest recognized as income tax expenses.

Employee benefits

i)
Salaries, wages, annual bonuses, paid annual leave and staff welfare are accrued in the year in which the associated services are rendered by employees of the Group. Where payment or settlement is deferred and the effect would be material, these amounts are stated at their present values.

ii)
Contributions to appropriate local contribution retirement schemes pursuant to the relevant labor rules and regulations in Hong Kong which are charged to the cost of sales and general and administrative expenses in the statement of operation as and when the related employee service is provided. The Group incurred $8,400 and $1,435 for the three months period ended November 30, 2012 and 2011 respectively.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

2.	Summary of significant accounting policies (…/Cont’d)

Fair value measurements

FASB ASC Topic 820, “Fair Value Measurement and Disclosures” defines fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between the buyer and the seller at the measurement date. In determining fair value, the valuation techniques consistent with the market approach, income approach and cost approach shall be used to measure fair value FASB ASC Topic 820 establishes a fair value hierarchy for inputs, which represent the assumptions used by the buyer and seller in pricing the asset or liability. These inputs are further defined as observable and unobservable inputs. Observable inputs are those that buyer and seller would use in pricing the asset or liability based on market data obtained from sources independent of the Group. Unobservable inputs reflect the Group’s assumptions about the inputs that the buyer and seller would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 -
Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Group has the ability to access. Valuation adjustments and block discounts are not being applied. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 -
Valuations based on (i) quoted prices in active markets for similar assets and liabilities, (ii) quoted prices in markets that are not active for identical or similar assets, (iii) inputs other than quoted prices for the assets or liabilities, or (iv) inputs that are derived principally from or corroborated by market through correlation or other means.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Group’s financial instruments consist principally of cash, accounts receivable, accounts payable, bank loans and accrued liabilities. None of which are held for trading purposes. Pursuant to ASC 820, the fair value of the Group's cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Group believes that the carrying amounts of all of the Group's other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

3.	CASH

Cash represents cash in bank and cash on hand. Cash as of November 30, 2012 and August 31, 2012 consists of the following:

	November 30, 2012	August 31, 2012
	(Unaudited)

Bank balances and cash	$171,819	$129,001

All cash was kept in Hong Kong, PRC. In Hong Kong, there is currently no rule or regulations mandating on obligatory insurance of bank account. Management believes these financial institutions are of high credit quality.

4.	ADVANCE TO STOCKHOLDERS

The advance to stockholders are unsecured, non-interest bearing and without fixed repayment terms. These were the advances representing the withdrawn by the stockholders after the bank loans to the Company have been granted. These bank loans were secured by the stockholders’ properties. The Company had plans to re-arrange the financing with the banks. Stockholders would repay the outstanding back to the Company and the Company would settle the bank loans. Stockholders would arrange their own financing directly with the banks.

5.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	November 30, 2012	August 31, 2012
	(Unaudited)

Leasehold improvement	$85,303	$78,251
Furniture and fixtures	5,626	4,560
Office equipment	6,730	6,730
Motor vehicle	28,034	28,034
	125,693	117,575
Less: Accumulated depreciation	(30,510)	(24,225)
	$95,183	$93,350

Depreciation expense for the three months ended November 30, 2012 and 2011 amounted to $1,402 and $Nil respectively.

Included in motor vehicle of the Group, the net carrying amount of $21,025 as of November 30, 2012 and $22,427 as of August 31, 2012 is under capital lease with the related depreciation charge for of $1,402 for the three months ended November 2012 and of $5,607 for the year ended August 31, 2012.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

6.	ASSETS HELD UNDER CAPITAL LEASES

The Group leases a motor vehicle that is classified as capital lease. The cost of the motor vehicle under capital leases is included in the Balance Sheets as property and equipment and was $28,034 at November 30, 2012. Amortization of assets under capital leases is included in depreciation expense. The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of November 30, 2012, are as follows:

Amount
Year ending August 31,
2013 (Nine months)	$9,476
2014	3,159
Thereafter	-
Total minimum lease payment	$12,635
Less: Imputed interest	(393)
Present value of net minimum lease payments	$12,242
Less: Current maturities of capital leases obligations	(12,242)
Long-term capital leases obligations	$-

7.	INTANGIBLE ASSET

Intangible assets consist of customer lists purchased from three unrelated parties pursuant to the agreements dated June 21, 2005 and April 28, 2011.

The intangible assets are amortized using the straight line method over a period of 10 years. Amortization expenses for the three months ended November 30, 2012 and 2011 are $44,875 and $44,875 respectively.

8.	INCOME TAXES EXPENSES

The entities within the Group file separate tax returns in the respective tax jurisdictions that they operate.

The Company is domiciled in the British Virgin Islands, the law of which does not require the company to pay any income taxes or other taxes based on income, business activity or assets.

The Company's subsidiary, ADGS is domiciled in Hong Kong and subject to statutory profits tax of 16.5% if it incurred revenue and profits in Hong Kong.

For the Company’s subsidiary, ADGS Advisory Limited, no provision for Hong Kong profits tax has been made as the tax losses brought forward from previous years exceed the estimated assessable profit for the three months ended November 30, 2012 and no provision for Hong Kong profits tax has been made as the subsidiary tax losses for the three months November 30, 2011.

For the Company’s subsidiary, ADGS Tax Advisory Limited, no provision for Hong Kong profits tax has been made as the subsidiary sustained tax losses for the three months ended November 30, 2012 and 2011.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

8.	INCOME TAXES EXPENSES (…/Cont’d)

The Company's income tax for the three months ended November 30, 2012 and 2011 can be reconciled to the income before income tax expenses in the statement of operations as follows:

	For the three months ended November 30, 2012	For the three months period ended November 30, 2011

Income before tax	$6,332	$(29,899)

Expected Hong Kong income tax expense	$1,044	$-
at statutory tax rate of 16.5%
Utilization of tax losses	(1,044)	-
Actual income tax expense	$-	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	For the three months ended November 30, 2012	For the three months period ended November 30, 2011

Deferred tax asset:
Unrecognized tax losses	$21,254	$6,003

Deferred tax liability:
Difference between book and tax depreciation	$2,627	$337

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Other major temporary differences that give rise to the deferred tax assets and liabilities are net operating losses carry forwards. As the amounts are immaterial for the three months period ended November 30, 2012 and 2011, no deferred tax asset has been provided in the accounts.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

9.	BANK LOANS

The details of bank loans outstanding as of November 30, 2012 (unaudited) are as follows:

Name of bank	Outstanding loan amount	Current annualized interest rate	Nature of loans	Term of loans	Collateral

Shanghai Commercial Bank ("SCB")	US$1,029,983 (HK$8,032,633)	SCB annual rate of 3%	Term loan	January 30, 2012 to December 31, 2035	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$241,774 (HK$1,885,547)	SCB annual rate of 6.25%	Term loan	July 9, 2012 to July 9, 2017	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$248,967 (HK$1,941,644)	SCB annual rate of 3.5%	Term loan	January 30, 2012 to January 30, 2032	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$769,349 (HK$6,000,000)	SCB annual rate of 0.75% over prime or annual rate of 2% over the overnight HIBOR, whichever is higher	Revolving loan		Property and personal guaranteed from related party and third party

Hang Seng Bank ("HSB")	US$165,081 (HK$1,287,440)	HSB monthly rate of 0.38%	Term loan	June 27, 2012 to June 26, 2017	Property and personal guaranteed from related party and third party

Hitachi Capital (HK) Ltd("HC")	US$32,089 (HK$250,254)	HC annual rate of 6.98%	Term loan	June 29, 2012 to November 25, 2013	Personal guaranteed from related party

DBS Bank (“DBS”)	US$1,220,374 (HK$9,517,450)	DBS annual rate of 2.75%	Installment loan	November 12, 2012 to October 12,	Dynamic’s property

$3,707,617

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

9.	BANK LOANS (…/Cont’d)

The details of bank loans outstanding as of August 31, 2012 are as follows:

Name of bank	Outstanding loan amount	Current annualized interest rate	Nature of loans	Term of loans	Collateral

Shanghai Commercial Bank ("SCB")	US$1,037,480 (HK$8,092,342)	SCB annual rate of 3%	Term loan	January 30, 2012 to December 31, 2035	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$252,781 (HK$1,971,696)	SCB annual rate of 6.25%	Term loan	July 9, 2012 to July 9, 2017	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$251,184 (HK$1,959,236)	SCB annual rate of 3.5%	Term loan	January 30, 2012 to January 30, 2032	Property and personal guaranteed from related party and third party

Shanghai Commercial Bank ("SCB")	US$769,231 (HK$6,000,000)	SCB annual rate of 0.75% over prime or annual rate of 2% over the overnight HIBOR, whichever is higher	Revolving loan		Property and personal guaranteed from related party and third party

Hang Seng Bank ("HSB")	US$173,748 (HK$1,355,232)	HSB monthly rate of 0.38%	Term loan	June 27, 2012 to June 26, 2017	Property and personal guaranteed from related party and third party

Hitachi Capital (HK) Ltd("HC")	US$40,561(HK$316,372)	HC annual rate of 6.98%	Term loan	June 29, 2012 to November 25, 2013	Personal guaranteed from related party

$2,524,985

Interest expenses for the three months ended November 30, 2012 and 2011 to $29,260 and $1,376 respectively.

Bank loans repayment schedule as of November 30, 2012 is as follows:

	2012	2011
Year ending August 31,
2013 (Nine months)	$919,596	$-
2014	163,466	-
2015	170,536	-
2016	177,950	-
2017	155,430	-
Thereafter	2,120,639	-
	$3,707,617	$-

The bank loans as outlined in the aforementioned tables are secured by the directors' and third parties' properties and personal guarantees. Please refer to note 4 about the usage of the proceeds of bank loans.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

10.	CONCENTRATIONS OF RISK

The Group's credit risk is somewhat limited due to a relatively large customer base. During three months ended November 30, 2012 and 2011, the Group had no customer which accounted for 10% or more of total revenue.

11.	COMMITMENTS AND CONTINGENCIES

Commitments and contingencies

(a)
In the normal course of business, the Group is subject to contingencies, including legal proceedings and claims arising out of the normal course of businesses that relate to a wide range of matters. The Group records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, evidence and the specifics of each matter. As management has not become aware of any liability claims arising from any incident over the year, the Group has not recognized a liability claims, no contingent liability has been recorded as of November 30, 2012 and August 31, 2012.

(b)
Rental expense amounted to $40,980 and $34,083 for the three months ended November 30, 2012 and 2011 respectively. The total future minimum lease payments under non-cancellable operating leases with respect to premises as of November 30, 2012 are payable as follows:

Year Ended August 31,	Rental
2013(Nine months)	$91,152
2014	112,886
2015	94,071
2016	-
2017	-
Over five years	-
$298,109

Economic and political risks

(c)
The major operations of the Group are conducted in Hong Kong, the PRC. Accordingly, the political, economic, and legal environments in Hong Kong, the PRC, as well as the general state of Hong Kong's economy may influence the business, financial condition, and results of operations of the Company.

Among other risks, the Group's operations are subject to the risks of restrictions on: changing taxation policies; and political conditions and governmental regulations.

ALMONDS KISSES LIMITED
NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
(IN US DOLLARS)

12.	SUBSEQUENT EVENTS

In January 2013, the Group has acquired 100% shareholding of Vantage Advisory Limited, a Hong Kong incorporated limited company for purchase consideration of about US$645 (HK$5,000). Vantage Advisory Limited is one of the nine firms in Hong Kong which has been appointed as Joint and Several Provisional Liquidators under Panel ‘T’ by Official Receiver’s Officer under the Government of Hong Kong Special Administrative Region.

13.	COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform to current period's presentation. The director considers that the new reclassification provides a more appropriate presentation of the state of affairs of the Group.